                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sherman I. Goldberg, Robert A. Rosholt, M. Eileen Kennedy and Laurence Goldman, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-8 relating to common stock, stock options and other securities of First Chicago NBD Corporation (the "Corporation") to be issued in connection with the Director Stock Plan pursuant to resolutions adopted by the Board of Directors of the Corporation on March 8, 1996, and any amendments thereto (including any post-effective amendments) and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


         Signature                                Title
         ---------                                -----

/s/  Terence E. Adderley
- ------------------------------          Director
     Terence E. Adderley


/s/  James K. Baker
- ------------------------------          Director
     James K. Baker


/s/  John H. Bryan
- ------------------------------          Director
     John H. Bryan


/s/  Siegfried Buschmann
- ------------------------------          Director
     Siegfried Buschmann


/s/  James S. Crown
- ------------------------------          Director
     James S. Crown


/s/  Maureen A. Fay, O. P.
- ------------------------------          Director
     Maureen A. Fay, O. P.


/s/  Charles T. Fisher III
- ------------------------------          Director
     Charles T. Fisher III


/s/  Donald V. Fites
- ------------------------------          Director
     Donald V. Fites

/s/  Verne G. Istock
- ------------------------------          Director and Principal Executive Officer
     Verne G. Istock


/s/  Thomas H. Jeffs II
- ------------------------------          Director
     Thomas H. Jeffs II


/s/  Richard A. Manoogian
- ------------------------------          Director
     Richard A. Manoogian


/s/  Scott P. Marks, Jr.
- ------------------------------          Director
     Scott P. Marks, Jr.



- ------------------------------          Director
     William T. McCormick, Jr.


/s/  Earl L. Neal
- ------------------------------          Director
     Earl L. Neal


/s/  James J. O'Connor
- ------------------------------          Director
     James J. O'Connor


/s/  Thomas E. Reilly, Jr.
- ------------------------------          Director
     Thomas E. Reilly, Jr.


/s/  Patrick G. Ryan
- ------------------------------          Director
     Patrick G. Ryan


/s/  Adele Simmons
- ------------------------------          Director
     Adele Simmons


/s/  Richard L. Thomas
- ------------------------------          Director
     Richard L. Thomas


/s/  David J. Vitale
- ------------------------------          Director
     David J. Vitale

/s/  William J. Roberts
- ------------------------------          Principal Accounting Officer
     William J. Roberts


/s/  Robert A. Rosholt
- ------------------------------          Principal Financial Officer
     Robert A. Rosholt



Dated:  March 8, 1996